Exhibit 10.20

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of April 27, 2018, by and among SILICON VALLEY BANK, a California Corporation with an office located at 3003 Tasman Drive, Santa Clara, California 95054 (“SVB”), as collateral agent for the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise a party thereto from time to time (in such capacity, “Collateral Agent”), and Iterum Therapeutics International Limited, a company incorporated under the laws of Ireland (“Iterum International”), Iterum Therapeutics US Holding Limited, a Delaware corporation, Iterum Therapeutics US Limited, a Delaware corporation, each with offices located at 200 West Monroe, Suite 1575, Chicago, IL 60606 (individually and collectively, jointly and severally, “Borrower”), and Iterum Therapeutics Public Limited Company, a company incorporated under the laws of Ireland (“Guarantor”; together with Borrower, individually and collectively, “Grantor”).

RECITALS

A. Lenders agreed to make certain advances of money and to extend certain financial accommodations to Borrower (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and among the Collateral Agent, Lenders and Borrower dated as of April 27, 2018 (as the same may be, and may have been, amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement). In accordance with the terms of the Loan Agreement and that certain Debenture by and among Iterum International, Guarantor, and Bank dated as of even date herewith (the “Debenture”), as applicable, Grantor is granting to Collateral Agent, for the ratable benefit of the Lenders, a security interest in the Intellectual Property Collateral (as defined below) to secure the obligations of Grantor under the Loan Agreement.

B. Grantor has already granted to Collateral Agent, for the ratable benefit of the Lenders, a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement, effective as of the date hereof, Grantor hereby grants and pledges to Collateral Agent, for the ratable benefit of the Lenders, a security interest in all of Grantor’s right, title and interest in, to and under its intellectual property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

(a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

(d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

(g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Grantor hereby represents and warrants that the Copyrights set forth on Exhibit A, the Patents set forth on Exhibit B and the Trademarks set forth on Exhibit C include all Copyrights, Patents and Trademarks of Grantor and its Subsidiaries that are either registered, or for which applications for registration or grant, as applicable, are pending, on the date hereof. Grantor hereby covenants to provide prompt notice of (A) any material change in the composition of the Intellectual Property, and (B) any new Copyrights, Trademarks, Patents, or Mask Works of Grantor or any of its Subsidiaries that are either registered or for which an application for registration or grant is filed.

This security interest is granted in conjunction with the security interest granted to Collateral Agent, for the ratable benefit of the Lenders under the Loan Agreement, and shall become effective upon the date hereof. For the avoidance of doubt, neither this Intellectual Property Security Agreement nor any other Loan Document secures any obligations, liabilities or undertakings owing pursuant to, or in connection with, the Warrants. The rights and remedies of Collateral Agent with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Collateral Agent as a matter of law or equity. Each right, power and remedy of Collateral Agent provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Collateral Agent of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Collateral Agent, of any or all other rights, powers or remedies.

This Intellectual Property Security Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. The exchange of a fully executed Intellectual Property Security Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Intellectual Property Security Agreement.

This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	ITERUM THERAPEUTICS
INTERNATIONAL LIMITED
200 West Monroe, Suite 1575 Chicago, IL 60606 Attn:
	By:	/s/ Judy Matthews
Name: Judy Matthews
Title: Director

ITERUM THERAPEUTICS US LIMITED

By:	/s/ Judy Matthews
Name: Judy Matthews
Title: Director & CFO

ITERUM THERAPEUTICS US HOLDING LIMITED

By:	/s/ Judy Matthews
Name: Judy Matthews
Title: Director & CFO

GRANTOR:

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

By:	/s/ Judy Matthews
Name: Judy Matthews
Title: Director Attorney

COLLATERAL AGENT:

Address of Collateral Agent:	SILICON VALLEY BANK, AS COLLATERAL AGENT

380 Interlocken Crescent, Suite 600	By:	illegible
Broomfield, Colorado 80021
Attn: Katrina Van Gasse	Title: Director

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date
None

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date
None

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date
ITERUM	5,357,492	12/19/2017

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date
None